77Q1(a)(1)

1.  Bylaws of American Century Capital Portfolios, Inc.,
dated December 11, 2009 (filed electronically as
Exhibit (b) to Post-Effective Amendment No. 45 to the
Registrant’s Registration Statement on February 8, 2010,
File No. 033-64872 and incorporated herein by reference).